SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       January 27, 2004 (January 26, 2004)
                     --------------------------------------
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        1-8472                 94-1109521
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(State of Incorporation)       (Commission File No.)        (IRS Employer
                                                         Identification No.)


                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
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              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
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              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

    (c)   Exhibits

          99.1 Press Release issued by the Company on January 26, 2004.

Item 9.   Regulation FD Disclosure.

          The information contained in Item 12 of this report is incorporated by reference into this Item 9.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

          On January 26, 2004, Hexcel Corporation, a Delaware corporation (the "Company"), issued a press release in which the Company announced its financial results for its fiscal fourth quarter and full year ended December 31, 2003. A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

          In accordance with General Instructions B.2 and B.6. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information disclosed pursuant to Items 9 and 12 is not deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      HEXCEL CORPORATION

         January 27, 2004
                                                      /s/ William J. Fazio
                                                    ------------------------
                                                         William J. Fazio
                                                     Corporate Controller and
                                                     Chief Accounting Officer

                                  Exhibit Index


Exhibit No.           Description
-----------           -----------

99.1                  Press Release issued by the Company on January 26, 2004.